Exhibit 10.2


THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

                     CONVERSION SERVICES INTERNATIONAL, INC.

             SENIOR SUBORDINATED SECURED CONVERTIBLE PROMISSORY NOTE

US$850,000.00                                                 September 22, 2004

         FOR VALUE RECEIVED, Conversion Services International, Inc., a Delaware corporation (the "COMPANY"), promises to pay to SANDS BROTHERS VENTURE CAPITAL III LLC, the registered holder hereof and its successors and permitted assigns (the "HOLDER"), the principal sum of EIGHT HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($850,000.00) in accordance with the terms hereof, and to pay interest on the principal sum outstanding, at the simple rate of eight percent (8%) per annum. Accrual of interest on the outstanding principal amount payable shall commence on the date hereof and shall continue until payment in full of the outstanding principal amount has been made or duly provided for. The interest so payable will be paid to the Holder or the person or entity in whose name this
Note is registered on the books and records of the Company.

         The following is a statement of the rights of the Holder of this Note and the terms and conditions to which this Note is subject, and to which the Holder, by acceptance of this Note, agrees:

         1. Principal Repayment. The outstanding principal amount of this Note shall be payable by September 22, 2005 (the "MATURITY DATE"), unless this Note has been converted or repaid in accordance with the terms set forth below. Notwithstanding the foregoing, all principal, accrued interest and all other amounts payable under this Note shall be immediately due an owing upon a Change of Control of the Company. For purposes of this Note, a "CHANGE OF CONTROL" shall be deemed to have occurred if any "Person" or "group" (as such terms are defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as in effect on the date hereof (the "EXCHANGE ACT")) is or becomes the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 50% or more on a fully diluted basis of the then outstanding voting equity interest of the Company.

         2. Interest. Interest shall accrue on the unpaid principal amount of this Note from the date hereof until such principal amount is repaid in full, at a simple annual interest rate equal to eight percent (8%) per annum, payable in full at the Maturity Date, or on the date of the full or partial conversion of this Note as provided for herein if Holder elects not to convert accrued interest hereunder at such time. All computations of the interest rate hereunder shall be made on the basis of a year of 365 days based on the actual number of days (including the first day but excluding the last day) any such principal amount is outstanding. If an Event of Default (as defined below) occurs and is continuing beyond any applicable grace period, the unpaid balance of principal and interest hereunder from the date of default shall begin and continue to accrue until the payment in full of all unpaid principal and accrued interest hereunder at a default rate equal to ten and four tenths percent (10.4%).

         3. Prepayment. The Company shall have the right, at its election on fifteen (15) business days prior written notice, to prepay all but not less than all of the accrued interest and principal under this Note, without penalty, in cash only.

         4. Seniority; Collateral.

                  (a) Subject in all instances to the provisions of Section 5 hereof and the terms of the Intercreditor Agreement (as defined below), the indebtedness evidenced by this Note and the payment of the principal, accrued interest and other amounts hereunder shall be Senior (as defined below) to, and have priority in right of payment over, all indebtedness of the Company, now outstanding or hereinafter incurred. As used herein, the term "SENIOR" shall be deemed to mean that, in the event of any default in the payment of the obligations represented by this Note (after giving effect to "cure" provisions, if any) or of any liquidation, insolvency, bankruptcy, reorganization, or similar proceedings relating to the Company, all sums payable on this Note and any other obligations hereunder or under the Security Documents (as defined below) shall first be paid in full, with interest, if any, before any payment is made upon any other indebtedness, now outstanding or hereinafter incurred, except for the Senior Indebtedness, and, in any such event, any payment or distribution of any character which shall be made in respect of any other indebtedness of the Company, other than the Senior Indebtedness, shall be paid over to the Holder for application to the payment hereof, unless and until the obligations under this Note and the Security Documents (which shall mean the principal and other obligations arising out of, premium, if any, interest on, and any costs and expenses payable under, this Note) shall have been paid and satisfied in full.

                  (b) This Note is secured by a Security Agreement, dated September 22, 2004 (as amended, modified or supplemented from time to time, the "SECURITY AGREEMENT") of the Company in favor of the Holder, covering the specified assets of the Company therein described (collectively, the "COLLATERAL"), which Security Agreement secures the payment and performance of all obligations hereunder. The Security Agreement, the Uniform Commercial Code financing statements in connection with the Security Agreement, and any and all other documents executed and delivered by the Company to the Payee under which the Payee is granted liens on assets of the Company are collectively referred to as the "SECURITY DOCUMENTS."

         5. Subordination. By acceptance of this Note, the Holder, for itself and its successors and permitted assigns, acknowledges and agrees for the benefit of the Company and Laurus Master Fund, Ltd., a Cayman Islands corporation (the "SENIOR DEBT HOLDER"), and their respective successors and assigns, that, notwithstanding any provision of this Note or any Security Document to the contrary, the payment of any interest, principal or any other amounts under this Note and the Security Documents, and the performance by the Company its obligations thereunder, is and shall be expressly subordinated and junior in right of payment to the prior indefeasible payment in full of all Senior Indebtedness (as defined below), whether now existing or hereafter arising, and is hereby subordinated as a claim against the Company or any of the assets of the Company, whether such claim be in the event of any distribution of the assets of the Company, upon any reorganization or composition or bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements involving the Company or the readjustment of its liabilities or any assignment for the benefit of creditors or any marshaling of its assets or liabilities or any general failure of the Company to pay its debts as they become due. All rights of the Holder hereunder are expressly subject to the rights of the Senior Debt Holder. The subordination provisions set forth in this
Section 5 are in addition to the terms and provisions of that certain Intercreditor Agreement, dated as of the date hereof, between the Holder and the Senior Debt Holder (the "INTERCREDITOR AGREEMENT"), and each of the terms of this Note and of each Security Document are subject in all instances to the terms of the Intercreditor Agreement. Notwithstanding the foregoing, the Company may make payments of principal and interest to the Subordinated Lender unless prohibited by the terms of the Intercreditor Agreement.

         As used herein, the term "SENIOR INDEBTEDNESS" shall mean all amounts owed by the Company to the Senior Debt Holder under, and all obligations of the Company pursuant to: (i) that certain $2 million Secured Convertible Minimum Borrowing Note of the Company, dated August 16, 2004, in favor of the Senior Debt Holder, (ii) that certain $4 million Secured Revolving Note of the Company, dated August 16, 2004, in favor of the Senior Debt Holder, (iii) that certain Master Security Agreement, dated August 16, 2004, among the Company, CSI Sub Corp. (DE), DeLeeuw Associates, LLC, Evoke Software Corporation and the Senior Debt Holder, (iv) that certain $5 million Secured Convertible Term Note, dated August 16, 2004, in favor of the Senior Debt Holder; (v) that certain Securities Purchase Agreement, dated August 16, 2004, between the Company and the Senior Debt Holder, (vi) that certain Stock Pledge Agreement, dated August 16, 2004, between the Company and the Senior Debt Holder, (vii) that certain Registration Rights Agreement, dated August 16, 2004, between the Company and the Senior Debt Holder, and (viii) that certain Common Stock Purchase Warrant, dated August 16, 2004, in favor of the Senior Debt Holder.

         6. Conversion.

                  (a) Generally. All or any portion of the outstanding principal and/or accrued interest under this Note shall be convertible into shares of common stock, par value $.001 per share, of the Company (the "COMMON STOCK") at the election of the Holder at any time following the consummation by the Company of a convertible debt or equity financing with gross proceeds of $5 million or greater to the Company (a "QUALIFIED FINANCING"). The conversion price of the shares of Common Stock issuable upon conversion of this Note (the "CONVERSION PRICE") shall be equal to a price per share of Common Stock equal to forty percent (40%) of the price of the securities issued by the Company pursuant to the Qualified Financing (subject to adjustment as provided for in Section 6(b) below and proportional adjustments for any stock-split, stock dividends, stock combination, recapitalization and like occurrences to occur after the date hereof). Notwithstanding the foregoing, in the event that the Company does not consummate a Qualified Financing on or before September 7, 2005, the Conversion Price shall be set at $0.14 per share from September 7, 2005 through and including the Maturity Date.

                  (b) Certain Adjustments to Conversion Price. If at any time the Company shall issue or sell any shares of Common Stock (other than in connection with Permitted Issuances (as defined below)) in exchange for consideration in an amount per share of Common Stock less than the Conversion Price, then the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance plus the number of additional shares of Common Stock which the aggregate offering price would purchase based upon the Conversion Price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance plus the number of additional shares of Common Stock issued or issuable in such offering. Any potential adjustment in the Conversion Price provided for in this
Section 6(b) shall apply retroactively, if applicable, once the Conversion Price is actually determined in accordance with Section 6(a) hereof. By way of example only, in the event the Company sells additional shares of Common Stock at $0.20 per share on October 15, 2004 and then consummates a Qualified Financing on February 15, 2005 at $0.50 per share (resulting in a Conversion Price of $0.30 per share), the Conversion Price shall be subject to adjustment pursuant to this
Section 6(b).

                  As used herein, the term "PERMITTED ISSUANCES" shall mean: (i) Common Stock issued pursuant to a stock split or subdivision, (ii) Common Stock issuable or issued to employees, consultants or directors of the Company directly or pursuant to a stock plan or other compensation arrangement approved by the Board of Directors of the Company, (iii) capital stock, debt instruments convertible into capital stock or options or warrants to purchase capital stock, issued to financial institutions, investors or lessors in connection with commercial credit arrangements, equipment financings or similar transactions, provided that the terms of such transaction or transactions are approved by the Board of Directors of the Company, and (iv) capital stock, debt instruments convertible into capital stock or warrants or options to purchase capital stock issued in connection with bona fide acquisitions, mergers, technology licenses or purchases, corporate partnering agreements, joint ventures or similar transactions, the terms of which are approved by the Board of Directors of the Company.

                  (c) Certain Notices. Upon any adjustment of the Conversion Price as provided for in Sections 6(a) or (b) hereof, in each such case the Company shall promptly deliver a notice to the Holder, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease, if any, in the number of shares Common Stock receivable at such price upon the conversion hereof, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  (d) Mechanics of Conversion. Upon conversion of this Note: (i) all or any portion of the principal balance of and all accrued but unpaid interest under this Note shall be converted and this Note shall become fully paid and satisfied, (ii) the Holder shall surrender and deliver this Note, duly endorsed, to the Company's office or such other address which the Company shall designate against delivery of the certificates representing the new securities of the Company, and (iii) in exchange for the surrendered Note described in the preceding clause 4(d)(ii), the Company shall provide the Holder with irrevocable instructions addressed to the Company's transfer and exchange agent to issue such number of restricted shares of Common Stock which shall be listed on the principal stock exchange or automated quotation system on which the Common Stock is then listed.

                  (e) Elimination of Fractional Interests. No fractional shares of Common Stock shall be issued upon conversion of this Note, nor shall the Company be required to pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated and that all issuances of Common Stock shall be rounded up to the nearest whole share.

                  (f) Listing. The Company shall use commercially reasonable efforts to promptly secure the listing of the shares of Common Stock issuable upon conversion of the Note and upon the exercise of the Warrant (as defined in Section 7(b) below) on the OTCBB or the principal trading market for the Common Stock (the "PRINCIPAL MARKET") (subject to official notice of issuance) and shall maintain such listing so long as any other shares of Common Stock shall be so listed. The Company will use commercially reasonable efforts to maintain the listing of its Common Stock on the Principal Market, and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers and such exchanges, as applicable.

         7. Representations, Warranties and Other Agreements of the Company. The Company understands, agrees with, and represents and warrants to the Holder as of the date hereof that:

                  (a) Organization and Qualification. The Company is a corporation duly incorporated, existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect (as defined below). The Common Stock is eligible to trade and is listed for trading on the Principal Market. The Company has received no notice, either written or oral, with respect to the continued eligibility of the Common Stock for such listing, and the Company has maintained all requirements for the continuation of such listing, and the Company does not reasonably anticipate that the Common Stock will be delisted from the Principal Market in the foreseeable future. The Company has complied or will timely comply with all requirements of the National Association of Securities Dealers and the Principal Market with respect to the issuance of this Note and the Common Stock. As used herein, the term "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, operations, properties condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.

                  (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Note, the warrant exercisable into shares of Common Stock to be issued simultaneously with the Note (the "WARRANT") and the Security Documents, to issue and sell this Note and the Warrant (and the Common Stock issuable upon conversion of the Notes or exercise of the Warrant) in accordance with the terms hereof, and to perform its obligations under this Note, the Warrant and the Security Documents in accordance with the requirements of the same. The execution, delivery and performance of this Note, the Warrant and the Security Documents and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required. This Note and the Warrant sold to the Holder have been duly and validly authorized, executed and delivered by the Company. The Note, the Warrant and the Security Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting, generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

                  (c) Capitalization. The authorized Common Stock of the Company consists of 1,000,000,000 shares of Common Stock of which 768,510,668 shares were issued and outstanding. There are 20,000,000 shares of preferred stock authorized and zero (0) shares of preferred stock issued and outstanding. All outstanding shares of Common Stock issued on or after January 30, 2004 have been validly issued and are fully paid and nonassessable. No shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances. Except as may be held by the Senior Debt Holder and except as set forth in: (A) the Company's publicly disseminated press releases (the "COMPANY PRESS RELEASES") or (B) the Company's registration statements, reports, schedules, forms, statements and other documents filed by it and its affiliates with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "1933 ACT") or the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, the "SEC DOCUMENTS"): (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities of the Company, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act.

                  (d) Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, free from all taxes, liens and charges with respect to the issue thereof and not be subject to preemptive rights or other similar rights of stockholders of the Company, solely for the purpose of effecting the conversion of this Note and the exercise of the Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Note and the exercise of the Warrant, in addition to such other remedies as shall be available to Holder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of the Company's Common Stock.

                  (e)  Acknowledgment  Regarding  Holder's Purchase of the Note.
The Company acknowledges and agrees that the Holder is not acting as financial advisor to or fiduciary of the Company (or in any similar capacity with respect to this Note or the transactions contemplated hereby), that this Note and the transactions contemplated hereby, and the relationship between the Holder and the Company, are and will be considered "arms-length" notwithstanding any other or prior agreements or nexus between the Holder and the Company, whether or not disclosed, and that any statement made by the Holder, or any of its representatives or agents, in connection with this Note and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to the Holder's purchase of the Note and has not been relied upon in any way by the Company, its officers or directors. The Company further represents to the Holder that the Company's decision to issue this Note and consummate the transactions contemplated hereby has been based solely upon an independent evaluation by the Company, its officers and directors.

                  (f) No Conflicts. The execution, delivery and performance of this Note by the Company and the consummation by the Company of the transactions contemplated hereby will not: (i) result in a violation of the Company's Certificate of Incorporation or Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its charter documents or other organizational documents, and neither the Company nor any of its/subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, in the aggregate or individually, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted so long as this Note is outstanding, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which neither singly nor in the aggregate would have a Material Adverse Effect. Except for the consent of the Senior Debt Holder or as otherwise required by law, rule or regulation, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Note, the Warrant, the Security Documents or the other documents and instruments contemplated by any of the foregoing in accordance with the terms hereof and thereof, or to perform its obligations with respect to this Note, the Warrant, the Security Documents or the other documents and instruments contemplated by any of the foregoing exactly as described herein or therein.

                  (g) SEC Documents; Financial Statements. Since January 30, 2004, the Company has timely filed all SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved ("GAAP") (except: (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except for the Senior Indebtedness or as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than: (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company.

                  (h) Contracts. The SEC Documents contain a complete and accurate list of all written and oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is subject which are required by the rules and regulations promulgated by the SEC to be so listed (each a "CONTRACT"). None of the Company, its subsidiaries or, to the best of the Company's knowledge, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation would, or with the lapse of time, the giving of notice, or both, have a Material Adverse Effect.

                  (i) Absence of Certain Changes. Except as disclosed in the Company Press Releases or the SEC Documents, since June 30, 2004, there has been no material adverse change and no material adverse development in the business, properties, operation, financial condition, results of operations or prospects of the Company. The Company has not taken any steps, and does not currently have any reasonable expectation of taking any steps, to seek protection pursuant to any bankruptcy law nor does the Company has any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings. The Company shall, at least until Holder no longer holds any of the Notes, maintain its corporate existence in good standing and shall pay all taxes when due except for taxes it reasonably disputes.

                  (j) Absence of Litigation. Except as disclosed in the Company Press Releases or the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Note or any of the documents contemplated herein.

                  (k) No Brokers. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Note and the transactions contemplated hereby. The Company and the Holder both acknowledge that no other broker or finder was involved with respect to the transactions contemplated hereby.

         8. Affirmative Covenants. At all times while this Note is outstanding, the Company shall observe the following affirmative covenants:

                  (a) Payment of Principal and Interest. The Company will duly and punctually pay the principal of and interest on this Note in accordance with the terms of this Note.

                  (b) Corporate Existence, etc. The Company will, and will cause each of its subsidiaries to:

                           (i) do or cause to be done all  things  necessary  to
preserve and keep in full force and effect its corporate existence, organization, rights (charter and statutory) and franchises except for such corporate existence, organization, rights (charter and statutory) or franchises the termination of which would not reasonably be expected to have a Material Adverse Effect;

                           (ii)   promptly   pay  and   discharge   all   taxes,
assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become delinquent; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves in accordance with GAAP with respect to any such tax assessments, charge, levy or claim so contested;

                           (iii)  use its  commercially  reasonable  efforts  to
conduct its business in a manner consistent with past practices, and do all things necessary to preserve its relationships with its material vendors, customers, distributors, sales representatives and others having material business relationships with the Company or any of its subsidiaries;

                           (iv)  maintain,   preserve,   protect  and  keep  its
business and properties used and useful in the conduct of its business, in good repair, working order and condition in accordance with all applicable laws, permits and warranties, and from time to time make all needful and proper repairs, renewals, replacements and improvements thereto as shall be reasonably required in the conduct of its business, and protect and maintain its patents, copyrights, trademarks and trade secrets and all registrations and applications for registration thereof except where the failure to take such action would not reasonably be expected to have a Material Adverse Effect;

                           (v) use its commercially reasonable efforts to comply
with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any governmental agency, in respect of the conduct of its business and the ownership of its properties (including without limitation applicable statutes, regulations and orders relating to equal employment opportunities or environmental standards or controls), except such as are being contested in good faith by appropriate proceedings;

                           (vi)  to the  extent  reasonably  necessary  for  the
operation of its business, keep adequately insured by financially sound reputable insurers, all properties insured by similar corporations and carry such other insurance as is usually carried by similar corporations; and

                           (vii)  at all  times  keep  true and  correct  books,
records and accounts reflecting all of its business affairs and transactions in accordance with GAAP, and such books and records shall be open at reasonable times and upon reasonable notice to the reasonable inspection of the Holder or its agents, subject to confidentiality agreements reasonably requested by the Company.

                  (c) Reporting Status. The Company shall file on a timely basis all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations hereunder would permit such termination.

                  (d) Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock issuable upon conversion of this Note and exercise of the Warrant to provide for the issuance of all of such shares. Prior to complete conversion of this Note and exercise of the Warrant, the Company shall not reduce the number of shares of Common Stock reserved for issuance hereunder without the written consent of the Holder except for a reduction proportionate to a reverse stock split effected for a business purpose other than affecting the requirements of this Section, which reverse stock split affects all shares of Common Stock equally.

                  (e) Intentional Acts or Omissions. The Company shall knowingly perform any act with the specific intention that, if such act was or is performed, or with specific intention omit to perform any act which if omitted to be performed, would prevent or excuse the performance of this Note, the Warrant or any of the transactions contemplated hereby and thereby.

                  (f) Certain Notices. The Company shall, within ten (10) days of occurrence, furnish to the Holder written notice of:

                           (i) any default in the payment of any amount  payable
under any obligation for borrowed
money or guarantees where the amount involved exceeds $100,000;

                           (ii)  all  actions,   suits,   claims,   proceedings,
arbitrations, investigations and inquiries that could, if successful, materially and adversely affect the Company or its subsidiaries or where the amount involved exceeds $100,000; and

                           (iii)  termination  or default  under a contract,  or
aggregate number of contracts within any 150 day period, pursuant to which more than an amount equal to the then average monthly sales (determined as a prior three months rolling average) of the Company or its Subsidiaries are generated.

                  By its acceptance of this Note, Holder agrees that any public filing made by the Company with the Securities and Exchange Commission which details the events set forth in Section 8(f)(i) and (iii) above shall be deemed to have satisfied the notice requirements set forth in this Section 8(f).

         9. Negative Covenants. At all times while this Note is outstanding, the Company shall not undertake the following without the prior written consent of the Holder, which consent shall not be unreasonably withheld, conditioned or delayed:

                  (a) Bankruptcy, etc. The Company will not, and will not permit any of its subsidiaries to: (i) liquidate or dissolve, (ii) declare, make, apply for, consent or acquiesce to or suffer any: (A) bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law,
(B) appointment of a trustee, receiver, sequestrator or other custodian for the Company or all or substantially all of its property or (C) general assignment for the benefit of creditors or (iii) admit in any legal document and in writing its inability to pay its debts as they become due.

                  (b) Other Indebtedness. Except for the Senior Indebtedness, the Company shall not incur any indebtedness for borrowed money which is pari passu with or senior to the indebtedness evidenced by this Note or the Security Documents.

                  (c) No Impairment. The Company will not, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment.

                  (d) Redemptions. Except as contemplated by the documents governing the Senior Indebtedness, the Company will not redeem, repurchase or otherwise acquire for consideration any outstanding equity securities of the Company or its subsidiaries (or securities convertible into or exchangeable for equity securities of such entities).

                  (d) Dividends. The Company will not, and will not permit any of its subsidiaries to, declare, pay, set aside or make any cash dividends or distributions on its outstanding capital stock or any other securities.

                  (e) Tax Matters. The Company will not, and will not permit any of its subsidiaries to, make any tax election inconsistent with past practice that would have a Material Adverse Effect.

         10. Events of Default. Subject in all instances to the terms of the Intercreditor Agreement, in the event that any of the following (each, an "EVENT OF DEFAULT") shall occur:

                  (a) Non-Payment of Obligations. The Company shall default in the payment of the principal of or accrued interest on this Note as and when the same shall become due and payable, whether by acceleration or otherwise, which default shall continue uncured for five (5) business days; or

                  (b) Cross-Default. The Company shall default in the payment when due of any amount payable under any other obligation for money borrowed or guarantee in excess of $100,000; or

                  (c) Non-Performance of Covenants. The Company shall default in the due observance or performance of any covenant or agreement set forth in Sections 8 or 9 hereof, which default shall continue uncured for 30 days after the Company receives written notice thereof from the Holder (it being agreed that such 30-day notice and cure period shall not apply to any default contained in Sections 8(e) or (f) or Sections 9(a) or (b) hereof); or

                  (d) Breach or Failure of Representations and Warranties. If any representation or warranty or agreement made by the Company in this Note or any of the Security Documents, or in connection with the transactions contemplated herein, shall prove to have been false or incorrect in any material respect when made; or

                  (e) Invalidity of Note or Security Documents. This Note or any other Security Document shall for any reason cease to be, or shall be asserted by the Company not to be, a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, or the security interest or lien purported to be created by any of the Security Documents shall for any reason cease to be, or be asserted by the Company not to be, a valid, perfected security interest in any Collateral (except to the extent otherwise permitted under any of the Security Documents);

                  (f) Judgments. The rendering of one or more final judgments, orders or decrees against the Company and/or any subsidiary of the Company (including for seizure, forfeiture, garnishment or abatement) in an aggregate amount equal to or in excess of $100,000 which are not vacated, satisfied, discharged or execution thereof stayed within a period of 30 days from the entry thereof;

                  (g) Violation of Laws. The violation by the Company or any of its subsidiaries of any law or regulation, whether with respect to the conduct of its business or otherwise, which violation: (i) continues uncured for 30 days after the Company receives written notice thereof from the Holder and (ii) has a Material Adverse Effect; and

                  (h) Suspension of Operations. If the Company or any Subsidiary shall suspend its operations and such suspension would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as whole, then, and at any time thereafter, if such or any other Event of Default shall then be continuing, the Holder may, at its option, declare this Note to be due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. The Holder shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York, under the Uniform Commercial Code of any other state in which any Collateral may be situated and, additionally, all of the rights and remedies set forth in this Note and the other Security Documents and in any instrument or document referred to herein or therein, and under any other applicable law relating to this Note or the Collateral.

         11. Holder Not Deemed a Stockholder. No Holder, as such, of this Note shall be entitled (prior to conversion or redemption of this Note into Common Stock, and only then to the extent of such conversion) to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder hereof, as such, any of the rights at law of a stockholder of the Company prior to the issuance to the holder of this Note of the shares of Common Stock which the Holder is then entitled to receive upon the due conversion of all or a portion of this Note.

         12. Mutilated, Destroyed, Lost or Stolen Notes. In case this Note shall become mutilated or defaced, or be destroyed, lost or stolen, the Company shall execute and deliver a new note of like principal amount in exchange and substitution for the mutilated or defaced Note, or in lieu of and in substitution for the destroyed, lost or stolen Note. In the case of a mutilated or defaced Note, the Holder shall surrender such Note to the Company. In the case of any destroyed, lost or stolen Note, the Holder shall furnish to the
Company: (a) evidence to its satisfaction of the destruction, loss or theft of such Note and (b) such security or indemnity as may be reasonably required by the Company to hold the Company harmless.

         13. Waiver of Demand, Presentment, etc. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder. The Company agrees that, in the event of an Event of Default, to pay to the Holder, on demand, all costs and expenses (including reasonable legal fees of one counsel) incurred in connection with the enforcement and collection of this Note.

         14. Payment. All payments with respect to this Note shall be made in lawful money of the United States of America at the address of the Holder as of the date hereof or as designated in writing by the Holder from time to time. The forwarding by the Company of such funds shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such payment. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal. The Holder shall keep a record of each payment of principal and interest with respect thereto.

         15. Assignment. The rights and obligations of the Company and the Holder of this Note shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the parties hereto. The Holder may not assign, pledge or otherwise transfer this Note or any interest therein without the prior written consent of the Company; provided that the Holder may, without such consent, assign this Note to an affiliate of the Holder, it being understood that: (i) any such affiliate shall agree in writing to be bound by the terms of this Note and the Intercreditor Agreement as if it were an original party thereto and (ii) any such transfer shall be made in accordance with all applicable laws, rules and regulations, including the federal securities laws. Interest and principal are payable only to the registered Holder of this Note on the books and records of the Company.

         16. Waiver and Amendment. Any provision of this Note, including, without limitation, the due date hereof, and the observance of any term hereof, may be amended, waived or modified (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

         17. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by overnight courier (prepaid) or if delivered by facsimile transmission, to the Company at the address or facsimile number set forth in the Company's SEC filings or to the Holder at the addresses or facsimiles number set forth in the records of the Company. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall be deemed to have been given (a) upon personal delivery, if delivered by hand, (b) three days after the date of deposit in the mails, postage prepaid, or (c) the next business day if sent by facsimile transmission (if receipt is electronically confirmed) or by a prepaid overnight courier service.

         18. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, excluding that body of law relating to conflicts of laws.

         19. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provisions shall be excluded from this Note, and the balance of this Note shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

         20. Headings. Section headings in this Note are for convenience only, and shall not be used in the construction of this Note.

         IN WITNESS WHEREOF, the Company has caused this Subordinated Secured Convertible Promissory Note to be issued as of the date first above written.


                            [signature page follows]

         IN WITNESS WHEREOF, the Company has caused this Senior Subordinated Secured Convertible Promissory Note to be issued as of the date first above written.

                              CONVERSION SERVICES INTERNATIONAL, INC.


                                    /s/ Scott Newman
                              By:  ________________________________
                                    Name:  Scott Newman
                                    Title: President and Chief Executive Officer

         By its acceptance of this Note, the Holder acknowledges and agrees that it has made this loan evidenced by this Note for investment purposes only and not with a view to distribution or resale of this Note or the Common Stock receivable upon conversion of this Note, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances.

         ACKNOWLEDGED AND AGREED:


                            SANDS BROTHERS VENTURE CAPITAL III LLC

                            By: SB Venture Capital Management III LLC, Manager


                                 /s/ Steven Sands
                            By: _______________________________
                                 Name:  Steven Sands
                                 Title: Manager


                                  [End of Note]